Exhibit 10(e)

                           AMENDMENT NO. 1 TO
                        INDEMNIFICATION AGREEMENT
                        NORTHERN EMPIRE BANCSHARES

Recital
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This Amendment No. 1 to the Indemnification Agreement (the "Agreement") dated February 16, 1993 between Patrick R. Gallaher, ("Indemnitee"), and Northern Empire Bancshares, a California corporation (the "Company"), is made as of the 27th day of September, 2005, for the purpose of clarifying Paragraph 7 of the Agreement regarding the laws and/or regulations that limit the Company's ability to indemnify Indemnitee.

Agreement
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     1.  Amendment to Paragraph 7 of Indemnification Agreement.
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     Paragraph 7 of the Agreement is hereby amended by the addition of a new Subsection (b) to read in its entirety as follows:

     "(b) Applicable Law.  To indemnify Indemnitee for expenses,
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     penalties or other payments, or for any other amounts, in violation of applicable banking laws or regulations including, but not limited to, Section 12 U.S.C. 1828(k) of the Federal Deposit Insurance Act, the regulations of the Federal Deposit Insurance Corporation thereunder, or the regulations of the Office of the Comptroller of the Currency, as now or hereafter in effect."

     2.  Renumbering of Subsections.
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     Subsections (b), (c), (d) and (e) of Paragraph 7 of the Agreement are hereby renumbered as Subsections (c), (d), (e) and (f), respectively.

Authorized Signatures
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     In order to bind the parties to this Amendment No. 1 to this Agreement, their duly authorized representatives have signed their names below on the dates indicated.

Northern Empire Bancshares                      Date Executed:   9/27/05
                                                               ----------
By      /s/ Deborah A. Meekins
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Address:    801 Fourth Street
            Santa Rosa, CA  95404

AGREED TO AND ACCEPTED:

INDEMNITEE    Patrick R. Gallaher               Date Executed:   9/27/05
                                                               ----------

Signature  /s/ Patrick R. Gallaher
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Address:       531 Sauvignon Place
               Windsor, CA 95492